UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

Altimar Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40149 (Commission File Number)	98-1576586 (I.R.S. Employer Identification No.)

40 West 57th Street
33rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 287-6767
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATAQ.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATAQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2023, Altimar Sponsor III LLC (the “Sponsor”), the sponsor of Altimar Acquisition Corp. III (the “Company”), and the Company, entered into agreements (“Non-Redemption Agreements”) with several unaffiliated third parties in exchange for them agreeing not to redeem an aggregate of 95,760 Class A ordinary shares (“Non-Redeemed Shares”) at the extraordinary general meeting called by the Company (the “Extraordinary General Meeting”) to approve, amongst other, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) from March 8, 2023 to September 8, 2023 (the “Extension”). In exchange for the foregoing commitment not to redeem such shares, the Sponsor has agreed to transfer to such investors an aggregate of 19,152 Class B ordinary shares of the Company held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Meeting. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholder but will increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. Other Events

The Company has determined that, if the Extension Amendment Proposal is approved and the Extension is implemented, it will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the Company’s public shares in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 8, 2022, under “Risk Factors” section in the Definitive Proxy Statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue 20th Floor, New York, New York 10022, Toll-Free 877-687-1866 or 212-750-5833, Email: jsalzberger@innisfreema.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMAR ACQUISITION CORP. III

Date: February 28, 2023	By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Chief Executive Officer